                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                  ___________



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 31, 1999



                                ENVIROGEN, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE            0-20404              22-2899415
   ---------------------------    -----------         ----------------
  (State or other jurisdiction   (Commission         (IRS Employer
        of incorporation)         File Number)       Identification No.)



   4100 QUAKERBRIDGE ROAD
  LAWRENCEVILLE, NEW JERSEY                              08648
  ---------------------------------------             -----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (609) 936-9300
                                                     --------------



                                NOT APPLICABLE
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
        --------------------------------------------

The firm of PricewaterhouseCoopers LLP has served as Envirogen's independent accountants for the last several fiscal years. On March 31, 1999, Envirogen dismissed PricewaterhouseCoopers LLP and selected Ernst & Young LLP to serve as the Company's independent accountants for fiscal year 1999, subject to stockholder ratification at Envirogen's Annual Meeting of Stockholders to be held on May 13, 1999. Envirogen's Board of Directors participated in and approved the decision to change independent accountants.

The reports of PricewaterhouseCoopers LLP on Envirogen's consolidated financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through March 31, 1999, there have been no disagreements between Envirogen and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on Envirogen's consolidated financial statements for such years. During the two most recent fiscal years and through March 31, 1999, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission")).

Envirogen has provided PricewaterhouseCoopers LLP with a copy of the above statements and has requested that PricewaterhouseCoopers LLP furnish Envirogen with a letter addressed to the Commission stating whether or not it agrees with the above statements. At the time of the filing of this Report, such letter had not been provided to Envirogen. Envirogen has requested PricewaterhouseCoopers LLP provide such letter as promptly as possible so that Envirogen can file the letter with the Commission within ten business days after the filing of this Report.



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

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENVIROGEN, INC.



Date: April 7, 1999                 BY:  /s/ Robert S. Hillas
                                        -----------------------
                                         Robert S. Hillas
                                         President and Chief Executive Officer



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